                                                                  Exhibit No. 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael R. McDonnell as the true and lawful attorney-in-fact and agent of the undersigned, with full power of substitution and re-substitution, for and in the name, place and stead of the undersigned, in any and all capacities, to execute a Registration Statement on Form S-8 with respect to an issuance by EchoStar Communications Corporation (the "Corporation") of up to 80,000,000 shares of the Corporation's Class A Common Stock, par value of $0.01 per share, pursuant to the Corporation's 1999 Stock Incentive Plan, and any and all amendments (including without limitation, post-effective amendments) or supplements thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto the attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully as to all intents and purposes as the undersigned might or could do in person, thereby ratifying and confirming all that the attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the date indicated.

Signature                                  Title                                       Date
---------                                  -----                                       ----
 /S/ James DeFranco                        Director                                    June 23, 2003
------------------------------------
James DeFranco

/s/ Cantey Ergen                           Director                                    June 23, 2003
------------------------------------
Cantey Ergen

/s/ Raymond L. Friedlob                    Director                                    June 23, 2003
------------------------------------
Raymond L. Friedlob

/s/ Peter A. Dea                           Director                                    June 23, 2003
------------------------------------
Peter A. Dea

/s/ Steven R. Goodbarn                     Director                                    June 23, 2003
------------------------------------
Steven R. Goodbarn


*  By: /s/ Michael R. McDonnell
       -----------------------------
       Michael R. McDonnell
       Attorney-in-Fact